                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2000


                          GLOBALNET FINANCIAL.COM, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                           33-21443                  06-1489574
--------------------------------------------------------------------------------
(State or Other Juris-             (Commission File          (IRS Employer
diction of Incorporation)          Number)                   Identification No.)


7284 W. PALMETTO PARK ROAD, SUITE 210, BOCA RATON, FLORIDA     33433
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (561) 417-8053

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                                Page 1 of 4 Pages
                        (Exhibit Index appears on page 4)

Item 5.  Other Events

On September 25, 2000, GlobalNet Financial.com, Inc. entered into a termination agreement with Telescan, Inc. terminating the Agreement and Plan of Merger dated August 16, 2000. Additional information with respect to the transactions described herein is included in the press release issued by the Company on September 26, 2000 attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.


(c)  EXHIBIT NO.           DESCRIPTION
     -----------           -----------

        99.1               Press Release dated September 26, 2000.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLOBALNET FINANCIAL.COM, INC.


Date: September 27, 2000                   By: /s/ Monique MacLaren
                                               ---------------------------------
                                               Name:  Monique MacLaren
                                               Title: Secretary

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                     EXHIBIT


         99.1        Press Release dated September 26, 2000